UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 9, 2020

Fidelity National Financial, Inc.

(Exact name of registrant as specified in its charter)

001-32630

(Commission File Number)

Delaware	16-1725106
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

601 Riverside Avenue

Jacksonville, Florida 32204

(Address of Principal Executive Offices)

(904) 854-8100

(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
FNF Common Stock, $0.0001 par value	FNF	New York Stock Exchange
5.50% Notes due September 2022	FNF22	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 12, 2020, Fidelity National Financial, Inc. (the “Company”) completed its public offering of $650 million aggregate principal amount of its 3.400% Notes due June 15, 2030 (the “Notes”). The offer and sale of the Notes were registered under the Securities Act of 1933, as amended, pursuant to the Company’s effective registration statement on Form S-3ASR (File No. 333-239002) filed with the Securities and Exchange Commission (the “SEC”) on June 8, 2020 (the “Registration Statement”) and were offered to the public pursuant to the prospectus supplement, dated June 9, 2020, to the prospectus, dated June 8, 2020 (together, the “Prospectus”), which forms part of the Registration Statement.

The offer and sale of the Notes were made pursuant to the terms of an Underwriting Agreement, dated as of June 9, 2020 (the “Underwriting Agreement”), among the Company and BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters listed in Schedule I thereto. The Underwriting Agreement includes the terms and conditions of the offer and sale of the Notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

The Notes were issued under an Indenture (the “Base Indenture”), dated as of December 8, 2005, between the Company (formerly known as Fidelity National Title Group, Inc.) and The Bank of New York Trust Company, N.A. (now known as The Bank of New York Mellon Trust Company, N.A.) as Trustee (the “Trustee”), as supplemented by a First Supplemental Indenture, dated as of January 6, 2006, between such parties (the “First Supplemental Indenture”), and a Second Supplemental Indenture, dated as of May 5, 2010, between such parties (the “Second Supplemental Indenture” and, together with the Base Indenture and the First Supplemental Indenture, the “Indenture”). The Notes, and certain specific terms of the Notes, were established by a fifth supplemental indenture to the Indenture (the “Fifth Supplemental Indenture”).

The Notes are unsecured obligations of the Company and rank equal in right of payment with the Company’s existing and future unsecured and unsubordinated indebtedness. Interest on the Notes accrues at a rate of 3.400% per annum from June 12, 2020, or from the most recent interest payment date to which interest has been paid, and is payable on June 15 and December 15 of each year, commencing December 15, 2020. The Notes mature on June 15, 2030. Under the Indenture and the Fifth Supplemental Indenture, the Notes additionally contain terms relating to optional redemption by the Company, events of default and other matters that are customary in transactions of this type, in each case as further described in the Prospectus.

The net proceeds from the offering of the Notes were approximately $642.0 million, after deducting underwriting discounts and commissions and offering expenses payable by the Company. The Company will use the net proceeds from the offering (i) to repay approximately $640.0 million principal amount borrowed under the Term Loan Credit Agreement, dated as of April 22, 2020, among the Company, as borrower, each lender from time to time party thereto, as lenders, and Bank of America, N.A., as administrative agent and related accrued interest and (ii) for general corporate purposes.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by the full text of the Underwriting Agreement, which is incorporated herein by reference and attached hereto as Exhibit 1.1. The foregoing description of the Fifth Supplemental Indenture and Notes is not complete and is qualified in its entirety by the full text of the Fifth Supplemental Indenture and form of Note, respectively, which is incorporated herein by reference and attached hereto as Exhibit 4.1. The foregoing description of the Base Indenture, First Supplemental Indenture and Second Supplemental Indenture is not complete and is qualified in its entirety by the full text of the Base Indenture, First Supplemental Indenture and Second Supplemental Indenture, respectively, which were filed with the SEC as Exhibit 4.1 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on January 24, 2006, and Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 5, 2010, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On June 9, 2020, the Company also issued a press release announcing the pricing of the offering of the Notes. The Company is filing a copy of such press release as Exhibit 99.1 hereto, which is incorporated herein by reference.

In connection with the offering of the Notes, the Company is filing as Exhibit 1.1 hereto the Underwriting Agreement and as Exhibit 5.1 hereto an opinion of counsel, each of which is incorporated by reference into the Registration Statement. See “Item 9.01. Financial Statements and Exhibits.”

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
1.1	Underwriting Agreement, dated as of June 9, 2020, between Fidelity National Financial, Inc. and BofA Securities, Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters named in Schedule I thereto.
4.1	Fifth Supplemental Indenture, dated as of June 12, 2020, between Fidelity National Financial, Inc. and The Bank of New York Mellon Trust Company, N.A.
4.2	Form of Notes (included in Exhibit 4.1)
5.1	Opinion of Weil, Gotshal & Manges LLP
23.1	Consent of Weil, Gotshal & Manges LLP (included in Exhibit 5.1 of this current report)
99.1	Fidelity National Financial, Inc. Press Release dated June 9, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL FINANCIAL, INC.

By:	/s/ Michael L. Gravelle
Name	Michael L. Gravelle
Title	Executive Vice President, General Counsel and Corporate Secretary

Date: June 12, 2020